                                                                  EXHIBIT 10.47



================================================================================

                            ASSET PURCHASE AGREEMENT

                                      among

                               PETSMART.COM, INC.,

                                 PETS.COM, INC.

                                       and

                                P-SUB CORPORATION

                          Dated as of December 20, 2000


================================================================================

                                TABLE OF CONTENTS


                                   ARTICLE 1.
                        PURCHASE AND SALE; NO LIABILITIES



                                                                                                                       PAGE
                                                                                                                       ----
1.1.      Acquired Assets................................................................................................2
1.2.      No Liabilities Assumed.........................................................................................2

                                                         ARTICLE 2.
                                                 PURCHASE PRICE AND PAYMENT

2.1.      Payment of Purchase Price......................................................................................3
2.2.      Allocation of Purchase Price...................................................................................3

                                                         ARTICLE 3.
                                          REPRESENTATIONS AND WARRANTIES OF SELLER

3.1.      Due Incorporation..............................................................................................3
3.2.      Due Authorization..............................................................................................4
3.3.      Title to Acquired Assets.......................................................................................4
3.4.      No Defaults or Violations......................................................................................5
3.5.      Litigation.....................................................................................................5
3.6.      Brokers........................................................................................................5
3.7.      Accuracy of Statements.........................................................................................5
3.8.      Limitation of Warranties.......................................................................................5

                                                         ARTICLE 4.
                                        REPRESENTATIONS AND WARRANTIES OF PURCHASER

4.1.      Due Incorporation..............................................................................................6
4.2.      Due Authorization; Consents; No Violations.....................................................................6
4.3.      Litigation.....................................................................................................6
4.4.      Brokers........................................................................................................7
4.5.      Accuracy of Statements.........................................................................................7

                                TABLE OF CONTENTS
                                   (continued)



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                                                                                                                       PAGE
                                                                                                                       ----
                                                         ARTICLE 5.
                                                    COVENANTS OF SELLER

5.1.      Implementing Agreement.........................................................................................7
5.2.      Consents and Approvals.........................................................................................7
5.3.      Compliance with State Tax Laws.................................................................................7
5.4.      Access to Information..........................................................................................7
5.5.      Preservation of Acquired Assets................................................................................8
5.6.      Supplemental Information.......................................................................................8
5.7.      Exclusivity....................................................................................................8
5.8.      Confidentiality................................................................................................8
5.9.      Domain Name Server Control.....................................................................................8
5.10.     Schedule 1.1...................................................................................................9

                                                         ARTICLE 6.
                                                   COVENANTS OF PURCHASER

6.1.      Implementing Agreement........................................................................................10
6.2.      Confidentiality...............................................................................................10
6.3.      Electronic Mail...............................................................................................10

                                                         ARTICLE 7.
                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

7.1.      Seller Shareholder Approval...................................................................................10
7.2.      Warranties True...............................................................................................10
7.3.      Documents.....................................................................................................10
7.4.      Actions or Proceedings........................................................................................10

                                                         ARTICLE 8.
                                       CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

8.1.      Seller Shareholder Approval...................................................................................11
8.2.      Warranties True...............................................................................................11
8.3.      Documents.....................................................................................................11

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                                       PAGE
                                                                                                                       ----
8.4.      Actions or Proceedings........................................................................................11

                                                         ARTICLE 9.
                                                          CLOSING

9.1.      Closing.......................................................................................................12
9.2.      Deliveries by Seller..........................................................................................12
9.3.      Deliveries by Purchaser.......................................................................................12

                                                        ARTICLE 10.
                                                        TERMINATION

10.1.     Termination...................................................................................................13
10.2.     Effect of Termination.........................................................................................13

                                                        ARTICLE 11.
                               SURVIVAL AND REMEDY; INDEMNIFICATION; LIMITATION OF LIABILITY

11.1.     Survival......................................................................................................14
11.2.     Indemnification by Purchaser..................................................................................14
11.3.     Indemnification by Seller.....................................................................................14
11.4.     Limitation of Liability.......................................................................................14

                                                        ARTICLE 12.
                                                       MISCELLANEOUS

12.1.     Expenses......................................................................................................15
12.2.     Amendment.....................................................................................................15
12.3.     Notices.......................................................................................................15
12.4.     Consent to Jurisdiction.......................................................................................15
12.5.     Amounts in United States Dollars..............................................................................16
12.6.     Waivers.......................................................................................................16
12.7.     Counterparts..................................................................................................16
12.8.     Interpretation................................................................................................16
12.9.     Applicable Law................................................................................................16
12.10.    Assignment....................................................................................................16
12.11.    No Third Party Beneficiaries..................................................................................16

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                                       PAGE
                                                                                                                       ----
12.12.    Publicity.....................................................................................................17
12.13.    Tax Matters...................................................................................................17
12.14.    Further Assurances............................................................................................17
12.15.    Severability..................................................................................................17
12.16.    Remedies Cumulative...........................................................................................17
12.17.    Entire Understanding..........................................................................................17

SCHEDULES

Schedule 1.1           Third Party Rights
Schedule 2.1           Bank Wire Transfer Instructions
Schedule 3.3           Title to Acquired Assets

                                   ATTACHMENTS

Attachment A           Domain Name List
Attachment B           Trademark Asset Summary

                                    EXHIBITS

Exhibit A              Form of Domain Name Assignment
Exhibit B              Form of Trademark Assignment

                            ASSET PURCHASE AGREEMENT


        This ASSET PURCHASE AGREEMENT is made as of December 20, 2000, among, on the one hand, PETSMART.COM, INC., a Delaware corporation ("Purchaser") and, on the other hand, PETS.COM, INC., a Delaware corporation ("Pets.com"), and P-SUB CORPORATION, a Delaware corporation (collectively with Pets.com, referred to as "Seller").

        In consideration of the mutual covenants, agreements and warranties herein contained, it is agreed that Purchaser shall acquire from Seller all of the Acquired Assets (as defined herein) upon the terms and conditions hereinafter set forth.

                                   DEFINITIONS

        Unless otherwise defined in this Agreement, the following terms shall have the meanings herein ascribed to such terms:

        "Acquired Assets" shall have the meaning provided in Section 1.1.

        "Affiliate" of any Person shall mean any corporation, proprietorship, firm, partnership, trust or other entity which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person.

        "Agreement" shall mean this Asset Purchase Agreement, including all schedules exhibits and attachments hereto, as may be amended from time to time as set forth in Section 12.2.

        "Bulk Sales Laws" shall mean the Laws of any jurisdiction relating to bulk sales that are applicable to the sale of the Acquired Assets by Seller hereunder.

        "Business Day" shall mean any day of the year (other than any Saturday or Sunday) on which the Federal Reserve Bank is open for business in Los Angeles, California.

        "Closing" shall mean the consummation of the transactions contemplated herein in accordance with Article 9.

        "Closing Date" shall have the meaning provided in Section 9.1.

        "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

        "Contract" shall mean any contract, lease, commitment, agreement, indenture, mortgage, note, bond, instrument, plan, permit or license.

        "Governmental Authority" shall mean the government of the United States or any foreign country or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and other quasi-governmental entities established to perform such functions.

        "Hakan" shall have the meaning provided in Section 5.10(b).

        "Law" shall mean any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

        "Licensee Agreements" shall have the meaning provided in Section 5.10.

        "Lien" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, restriction, pledge, assessment, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

        "Losses" shall mean all liabilities, losses, costs, damages, penalties or expenses (including attorneys' fees and expenses and costs of investigation and litigation).

        "Person" shall mean any individual, corporation, proprietorship, firm, partnership, trust or other entity.

        "Purchase Price" shall have the meaning provided in Section 2.1.

        "Purchaser" shall have the meaning provided in the Preamble.

        "Related Agreements" shall mean any Contract that is to be executed by Seller at, or in connection with, the Closing, or any other Contract otherwise contemplated by this Agreement.

        "Seller" shall have the meaning provided in the Preamble.

        "Seller's Knowledge" means the knowledge of: (1) Seller's employees as of the date of this Agreement with respect to the truth, accuracy and completeness of the representations and warranties as of the date hereof, and
(2) Seller's employees as of the Closing Date with respect to the truth, accuracy and completeness of the representations and warranties as of the date thereof.

        "Seller Shareholder Approval" shall have the meaning provided in Section 3.1.

                                   ARTICLE 1.

                        PURCHASE AND SALE; NO LIABILITIES

        1.1. ACQUIRED ASSETS. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase, acquire and take assignment and delivery of, all right, title and interest of Seller in and to the following:

                (a) the domain names set forth on Attachment A; and

                (b) the trademarks (registered or unregistered), trademark applications, and tradenames set forth on Attachment B.

        The Assets set forth on Attachments A and B are collectively referred to herein as the "Acquired Assets". The Acquired Assets are subject to existing licenses and rights of third parties and existing ownership interests of third parties as identified by Seller on Schedule 1.1. Purchaser acknowledges and agrees that, notwithstanding anything herein to the contrary, the Pets.com sock puppet character is specifically excluded from the definition of the "Acquired Assets" and that Seller shall retain all rights, title and interest in and to the Pets.com sock puppet character, including all copyright, trademark and other intellectual property rights therein and thereto.

        1.2. NO LIABILITIES ASSUMED. Purchaser has not agreed to pay or discharge, shall not be required to assume and shall not have any liability or obligation, direct or indirect, absolute or contingent, of Seller or any other Person, the assumption of which by Purchaser is not expressly provided for in this Agreement. Therefore, other than as provided herein in Section 12.1 or elsewhere, Purchaser shall not assume or otherwise be liable with respect to, or be deemed to have assumed or otherwise be liable with respect to, any debt (including interest or non-interest bearing liabilities payable to third parties or stockholders), claim, obligation, dispute, monetary settlement, or any litigation or potential litigation to which Seller is or may be a party (individually or collectively), any liability of Seller with respect to taxes, or any other liability whatsoever of Seller. Notwithstanding the foregoing, Purchaser shall be solely liable and responsible for any claim, obligation, dispute or litigation with respect to the Acquired Assets which arises from Purchaser's use of the Domain Names.

                                   ARTICLE 2.

                           PURCHASE PRICE AND PAYMENT

        2.1. PAYMENT OF PURCHASE PRICE. In consideration for the sale of the Acquired Assets, Purchaser shall pay an aggregate amount equal to $375,000 (the "Purchase Price"), which shall be payable as follows:

                (a) Upon the execution of this Agreement, Purchaser shall pay to the Seller an aggregate cash amount equal to $225,000 by means of wire transfer of immediately available funds to a bank account designated by the Seller on Schedule 2.1;

                (b) Subject to Section 7.4 hereof, at the Closing, Purchaser shall pay to the Seller an aggregate cash amount equal to $150,000 by means of wire transfer of immediately available funds to a bank account designated by Seller at least three (3) Business Days prior to Closing, or, if no bank account is designated prior to such time, to the bank account designated by the Seller on Schedule 2.1.

        2.2. ALLOCATION OF PURCHASE PRICE. The parties to this Agreement agree to cooperate to determine the appropriate allocation of the total consideration transferred by Purchaser to Seller pursuant to this Agreement in conformity with
Section 1060 of the Code, based on the fair market value of the assets transferred. Seller and Purchaser agree to prepare and file an IRS Form 8594 in a timely fashion in accordance with the rules under Section 1060 of the Code.

                                   ARTICLE 3.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Purchaser as follows:

        3.1. DUE INCORPORATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. On November 4, 2000, the Board of Directors of Pets.com unanimously approved the orderly wind down of Pets.com's operations. As of November 7, 2000, Pets.com terminated approximately 255 of its employees. Pets.com closed its web store effective as of November 10, 2000. Pets.com is currently seeking the approval of this Agreement, the Related Agreements and the proposed dissolution of Pets.com by holders of a majority of the outstanding stock of Pets.com (the "Seller Shareholder Approval").

        3.2. DUE AUTHORIZATION.

                (a) Seller has full power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements by Seller has been duly and validly approved by Seller's Board of Directors and, subject only to the Seller Shareholder Approval, no other corporate proceedings on the part of Seller are necessary to authorize this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. This Agreement and the Related Agreements have been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery of this Agreement and the Related Agreements by Purchaser, constitute valid and binding obligations of Seller, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.

                (b) Except for the Seller Shareholder Approval, no consents or approvals of, or filings or registrations by Seller with, any Governmental Authority or any other Person not a party to this Agreement are necessary in connection with the execution, delivery and performance of this Agreement and the Related Agreements by Seller, or the consummation by Seller of the transactions contemplated hereby or thereby.

                (c) The execution, delivery and performance by Seller of this Agreement and the Related Agreements does not and will not: (i) violate any decree or judgment of any court or other Governmental Authority applicable to Seller or any of the Acquired Assets; (ii) violate any Law applicable to the Acquired Assets; (iii) violate or conflict with, result in a breach of, constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, permit cancellation of, or result in the creation of any Lien upon any of the Acquired Assets under, any Contract to which Seller is a party or by which Seller or any of the Acquired Assets are bound; (iv) permit the acceleration of the maturity of any indebtedness of Seller or indebtedness secured by the Acquired Assets; or (v) violate or conflict with any provision of the charter or by-laws of Seller.

        3.3. TITLE TO ACQUIRED ASSETS. Seller has good and marketable title to, is the lawful owner of, and has the full right to sell, convey, transfer, assign and deliver, the Acquired Assets, free and clear of all Liens. All of the Acquired Assets are owned directly by Seller and not through any direct or indirect subsidiary of Seller. Except as disclosed on Schedules 3.3 and 1.1; (a) none of the Acquired Assets are the subject of any pending adverse claim, or to the Seller's Knowledge, any threatened litigation or claim of infringement; (b) to the Seller's Knowledge, no license or royalty agreement relating to the Acquired Assets to which Seller is a party is in material default by any party thereto, (c) to the Seller's Knowledge, Seller has not received any notice (whether written or oral) contesting Seller's right to use any of the Acquired Assets; and (d) Seller has not granted any license with respect to any of the Acquired Assets.

        3.4. NO DEFAULTS OR VIOLATIONS. To the Seller's Knowledge, Seller is in material compliance with, and no material violation exists under, any Law applicable to the Acquired Assets or the transactions contemplated by this Agreement and the Related Agreements. With respect to the Acquired Assets, no notice from any Governmental Authority has been received by Seller claiming any violation of any Law, requiring any expenditure, or asserting any tax assessment or penalty.

        3.5. LITIGATION. There are no actions, suits or other litigation, proceedings or governmental investigations pending or, to the Seller's Knowledge, threatened against Seller or any of its officers or directors in their capacity as such, or any of the Acquired Assets or the transactions contemplated by this Agreement and the Related Agreements. To Seller's Knowledge, there are no facts or circumstances that may give rise to any of the foregoing. Except as disclosed herein or in a schedule hereto, Seller is not subject to any order, judgment, decree, stipulation or consent of or with any court or other Governmental Authority, which, individually or in the aggregate, would impair Seller's ability to effect the Closing and the transactions contemplated by this Agreement and the Related Agreements.

        3.6. BROKERS. Neither Purchaser nor any Affiliate of Purchaser has or shall have any liability or otherwise suffer or incur any Loss as a result of, or in connection with, any brokerage or finder's fee or other commission of any Person retained by Seller in connection with any of the transactions contemplated by this Agreement and the Related Agreements.

        3.7. ACCURACY OF STATEMENTS. Neither this Agreement nor any schedule, exhibit, attachment, list, certificate or other information furnished or to be furnished by, or on behalf of, Seller to Purchaser in connection with this Agreement or any of the transactions contemplated by this Agreement and the Related Agreements contains or will contain any untrue statement of a material fact regarding Seller or the Acquired Assets, or omits or will omit to state a material fact necessary to make the statements regarding Seller or the Acquired Assets contained herein or therein, in light of the circumstances in which they are made, not misleading.

        3.8. LIMITATION OF WARRANTIES. SELLER IS SELLING, AND PURCHASER ACCEPTS, THE ACQUIRED ASSETS "AS IS" AND WITH ALL FAULTS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER MAKES AND PURCHASER RECEIVES NO OTHER WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OF IMPLIED, AND ALL WARRANTIES AND REPRESENTATIONS AS TO FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE ACQUIRED ASSETS OR OF THE MATERIAL OR WORKMANSHIP THEREOF ARE EXPRESSLY DISCLAIMED AND EXCLUDED AND PURCHASER AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL SUCH RISKS ARE TO BE BORNE BY PURCHASER AT ITS SOLE RISK AND EXPENSE.

                                   ARTICLE 4.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER


        Purchaser represents and warrants to Seller as follows:

        4.1. DUE INCORPORATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

        4.2. DUE AUTHORIZATION; CONSENTS; NO VIOLATIONS.

                (a) Purchaser has full power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements by Purchaser has been duly authorized, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. This Agreement and the Related Agreements have been duly executed and delivered by Purchaser, and, assuming due authorization, execution and delivery of this Agreement and the Related Agreements by Seller, constitute valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

                (b) No consents or approvals of, or filings or registrations by Purchaser with, any Governmental Authority or any other Person not a party to this Agreement are necessary in connection with the execution and delivery of this Agreement and the Related Agreements by Purchaser and the consummation by Purchaser of the transactions contemplated hereby and thereby.

                (c) The execution, delivery and performance by Purchaser of this Agreement and the Related Agreements does not and will not: (i) violate any decree or judgment of any court or other Governmental Authority applicable to or binding on Purchaser or their businesses or operations;
        (ii) violate any Law applicable to the Acquired Assets; or (iii) violate or conflict with any provision of the organizational documents of Purchaser.

        4.3. LITIGATION. There are no actions, suits or other litigation, proceedings or governmental investigations pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its officers or directors in their capacity as such, or any of the properties or businesses of Purchaser, which would have a material adverse effect upon the transactions contemplated by this Agreement and the Related Agreements. Purchaser is not aware of any facts or circumstances that may give rise to any of the foregoing. Except as disclosed herein or in a schedule hereto, Purchaser is not subject to any order, judgment, decree, stipulation or consent of or with any court or other Governmental Authority, which, individually or in the aggregate, would materially impair Purchaser's ability to effect the Closing and the transactions contemplated by this Agreement and the Related Agreements.

        4.4. BROKERS. Neither Seller, nor any Affiliate of Seller, has or shall have any liability or otherwise suffer or incur any Loss as a result of, or in connection with, any brokerage or finder's fee or other commission of any Person retained by Purchaser in connection with any of the transactions contemplated by this Agreement and the Related Agreements.

        4.5. ACCURACY OF STATEMENTS. Neither this Agreement nor any schedule, exhibit, attachment, list, certificate or other information furnished or to be furnished by, or on behalf of, Purchaser to Seller in connection with this Agreement or any of the transactions contemplated by this Agreement and the Related Agreements contains or will contain any untrue statement of a material fact regarding Purchaser, or omits or will omit to state a material fact necessary to make the statements regarding Purchaser contained herein or therein, in light of the circumstances in which they are made, not misleading.

                                   ARTICLE 5.

                               COVENANTS OF SELLER

        Seller agrees that, except as otherwise required by this Agreement:

        5.1. IMPLEMENTING AGREEMENT. Subject to the terms and conditions hereof, Seller shall take all reasonable action required to fulfill its obligations under the terms of this Agreement and the Related Agreements and shall use reasonable best efforts to facilitate the consummation of the transactions contemplated hereby and thereby.

        5.2. CONSENTS AND APPROVALS. Seller shall use reasonable best efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Agreement and the consummation of the transactions contemplated hereby and thereby. Each of Seller and Purchaser shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made by it prior to the Closing Date by, or on behalf of, any such party pursuant to any applicable Law or Contract in connection with this Agreement and the Related Agreements, and the transactions contemplated hereby and thereby.

        5.3. COMPLIANCE WITH STATE TAX LAWS. Seller shall take such actions prior to the Closing as are requested by Purchaser to comply with the requirements of applicable state tax Laws governing Bulk Sales Laws or sales of assets outside the ordinary course of business and shall provide evidence to Purchaser prior to Closing that all requested filings have been made.

        5.4. ACCESS TO INFORMATION. From and after the date hereof, Seller shall furnish to the Purchaser any and all information concerning the Acquired Assets that Purchaser or its representatives shall reasonably request.

        5.5. PRESERVATION OF ACQUIRED ASSETS. From the date hereof until the Closing Date, Seller shall not take any action or omission that would cause any of the representations or warranties of Seller contained herein to become inaccurate or any of the covenants of Seller to be breached. Without limiting the generality of the foregoing, from the date hereof until the Closing, Seller shall not, without the prior written consent of Purchaser, sell, transfer, convey, abandon, assign or otherwise dispose of any of the Acquired Assets, or create, suffer, or permit the creation of any Lien on the Acquired Assets that would survive the Closing.

        5.6. SUPPLEMENTAL INFORMATION. During the period of time extending from the date hereof until and including the Closing Date, the Seller shall promptly disclose in writing to Purchaser any matter hereafter arising which, if existing, occurring or known as of the date hereof or the Closing Date would have been required to be disclosed to Purchaser or which would render inaccurate any of the representations, warranties or statements set forth in this Agreement or the Related Agreements. No information provided to a party pursuant to this section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

        5.7. EXCLUSIVITY. Upon the execution of this Agreement and until the earlier of (a) Closing, (b) the date that is 60 days after the execution of this Agreement, or (c) the termination of this Agreement pursuant to Section 10.1, Seller, and its Affiliates and each of its officers, directors, employees, representatives and agents shall discontinue all, and shall not commence any, discussions or negotiations with any other Persons, or, directly or indirectly, solicit, encourage or entertain any other proposals or offers, regarding the sale or transfer of any of the Acquired Assets (whether by means of merger, sale of capital stock or otherwise), and neither Seller, nor any of its respective Affiliates or their officers, directors, employees, representatives and agents, will provide any Persons other than Purchaser and its Affiliates, and their officers, directors, employees, representatives and agents, with any information regarding such sale or transfer or otherwise cooperate with any other Persons in connection with such sale or transfer.

        5.8. CONFIDENTIALITY. Except as required by Law or any Governmental Authority, all non-public information supplied by Purchaser or its respective representatives to Seller shall be maintained in strict confidence by Seller in accordance with the procedures which Seller uses to protect its own information of a similar nature, and in the event that this Agreement is terminated, all written materials provided by Purchaser, and its representatives to Seller shall be destroyed, and Seller shall make no further use of such information whatsoever.

        5.9. DOMAIN NAME SERVER CONTROL. Within one (1) business day of the execution and delivery of this Agreement, Seller shall transfer technical control and administrative control of the domain names set forth in Attachment A hereto to such contacts as specified by the Purchaser to provide authoritative name service for said domains and to direct users of uniform resource locators associated with said domains to the Purchaser's uniform resource locator or another uniform resource locator designated by Purchaser. Seller shall agree not to make any further changes to the registration details associated with the domain names set forth in Attachment A, unless and until the Agreement is terminated pursuant to Section 10.1 and Seller shall have made the payment to Purchaser set forth in Section 10.2(b). Seller shall ensure all domain renewal fees are paid in timely manner until the Closing Date has occurred or until the Agreement is terminated pursuant to Section 10.1 and Seller shall have made the payment to Purchaser set forth in Section 10.2(b).

        5.10. SCHEDULE 1.1.

                (a) With respect to the agreements referred to in sub-sections
        (b)-(g) of paragraph 1 of Schedule 1.1 (collectively, the "Licensee Agreements"), Seller shall not (1) expand the scope of Licensed Articles (as that term is defined in the Licensee Agreements) under the Licensee Agreements with respect to any Licensed Articles on which the Acquired Assets are used and/or reproduced, (2) increase or expand the territory or the channels of distribution for the Licensed Articles on which the Acquired Assets are used and/or reproduced, or (3) grant any licensee (or other party) under the Licensee Agreements additional rights with respect to the Pets.com logo other than those rights already granted to such licensees (or other party) as of the date hereof. Notwithstanding anything herein to the contrary, Seller shall not be required to take any action that Seller reasonably believes would cause it to be in breach of any of the Licensee Agreements. Seller shall approve only those additional products within the scope of the Licensed Articles under the Licensee Agreements which are consistent with Seller's practices prior to the date hereof with respect to approving Licensed Articles which meet uniform standards of good taste, high quality, style, construction and appearance and not approving those products that would tarnish, or damage the reputation of, the Pets.com trademark or logo.

                (b) In connection with Seller's efforts to consummate the sale of the Pets.com sock puppet character to a third party, Seller shall use commercially reasonable efforts to obtain agreements with each of licensees under the Licensee Agreements (excluding IBOOKS, Inc.) and with Brian P. Hakan & Associates, Inc. ("Hakan"), with respect to the Exclusive Representation Agreement between Seller and Hakan, under which the licensees, and Hakan, agree not to use the Marks (as that term is defined in the Licensee Agreements) on any products, merchandise or other goods which have not been approved by Seller as of the date hereof. To the extent that Seller does not obtain such agreements with each of the licensees (excluding IBOOKS, Inc.), Seller shall include a provision in Seller's agreement with the purchaser of the Pets.com sock puppet character providing that (i) the purchaser shall approve only those additional products within the scope of the Licensed Articles under the Licensee Agreements which are consistent with Seller's practices prior to the date hereof with respect to approving Licensed Articles which meet uniform standards of good taste, high quality, style, construction and appearance and not approving those products that would tarnish, or damage the reputation of, the Pets.com trademark or logo and (ii) Purchaser is a third party beneficiary of such provision.

                (c) With respect to the license agreements and arrangements referred to in paragraph 2 of Schedule 1.1, Seller shall take commercially reasonable efforts to terminate such agreements and arrangements and shall not, in any event, extend or expand any rights of any party with respect to the Acquired Assets.

                                   ARTICLE 6.

                             COVENANTS OF PURCHASER

        Purchaser agrees that, except as otherwise required by this Agreement:

        6.1. IMPLEMENTING AGREEMENT. Subject to the terms and conditions hereof, Purchaser shall take all reasonable action required of it to fulfill its obligations under this Agreement and the Related Agreements and shall use reasonable best efforts to facilitate the consummation of the transactions contemplated hereby and thereby.

        6.2. CONFIDENTIALITY. Except as required by Law or any Governmental Authority, all non-public information supplied by Seller or its respective representatives to Purchaser shall be maintained in strict confidence by Purchaser in accordance with the procedures which Purchaser uses to protect its own information of a similar nature, and in the event that this Agreement is terminated, all written materials provided by Seller, and its representatives to Purchaser shall be destroyed, and Purchaser shall make no further use of such information whatsoever.

        6.3. ELECTRONIC MAIL. Purchaser agrees that for a period of 120 days from execution of this Agreement, that it shall operate and maintain the Pets.com electronic mail system, using reasonable best efforts to minimize any downtime, such that employees of Pets.com will have access to their electronic mail systems. Purchaser shall make reasonable changes to the Pets.com electronic mail system as requested by Seller.

                                   ARTICLE 7.

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

        The obligations of Purchaser under this Agreement are subject to the satisfaction by the Seller or waiver by Purchaser of the following conditions precedent on or before the Closing Date:

        7.1. SELLER SHAREHOLDER APPROVAL. The Seller Shareholder Approval shall have been obtained.

        7.2. WARRANTIES TRUE. The representations and warranties of Seller contained in Sections 3.1 and 3.2 and the first two sentences of Section 3.3 hereof shall have been true, accurate, and complete on and as of the date hereof, and shall also be true, accurate, and complete on and as of the Closing Date with the same force and effect as though made by Seller on and as of the Closing Date.

        7.3. DOCUMENTS. Purchaser shall have received all of the agreements, documents and items specified in Section 9.2.

        7.4. ACTIONS OR PROCEEDINGS. No action or proceeding by any Governmental Authority shall have been instituted or threatened that would enjoin, restrain or prohibit the substantial consummation of the transactions as contemplated hereby or might result in substantial damages with respect to this Agreement, and which would, in the reasonable judgment of Purchaser, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any Person which enjoins, restrains or prohibits the substantial consummation of the transactions contemplated hereby; provided, however, to the extent that an action or proceeding by any Governmental Authority or a court order shall prevent the full consummation of the transactions as contemplated hereby, then, upon the Closing of the transaction contemplated by this Agreement, Purchaser shall be entitled to withhold from the remaining Purchase Price payable to Seller at the Closing pursuant to Section 2.1(b) an amount equal to $5,000 multiplied by the number of domain names and trademark applications within the definition of Acquired Assets that Seller is unable to sell, assign, transfer, convey and deliver to Purchaser. Notwithstanding the foregoing, this condition precedent shall not be deemed satisfied and Purchaser shall have no obligation to purchase any of the Acquired Assets if Seller would be unable to sell, assign, transfer, convey and deliver to Purchaser (i) the (1) Pets.com, (2) Dogs.com, (3) Horses.com, (4) Housepets.com, (5) Tropicalfish.net (6) Kittens.net, (7) Pet.com, (8) PetCorner.com, (9) Pet.net, (10) Pet.org, and (11) Thoroughbreds.com domain names set forth on Attachment A hereto or the trademark applications to the name "Pets.com" in any country set forth in Attachment B hereto or (ii) thirty (30) or more of the domain names and/or trademark applications within the definition of the Acquired Assets.

                                   ARTICLE 8.

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

        The obligations of Seller under this Agreement are subject to the satisfaction by Purchaser or waiver by Seller of the following conditions precedent on or before the Closing Date:

        8.1. SELLER SHAREHOLDER APPROVAL. The Seller Shareholder Approval shall have been obtained.

        8.2. WARRANTIES TRUE. The representations and warranties of Purchaser contained in Sections 4.1, 4.2 and the first two sentences of 4.3 hereof shall have been true, accurate, and complete on and as of the date hereof, and shall also be true, accurate, and complete on and as of the Closing Date with the same force and effect as though made by Purchaser on and as of the Closing Date.

        8.3. DOCUMENTS. Seller shall have received all of the agreements, documents and items specified in Section 9.3.

        8.4. ACTIONS OR PROCEEDINGS. No action or proceeding by any Governmental Authority shall have been instituted or threatened that would enjoin, restrain or prohibit the substantial consummation of the transactions as contemplated hereby or might result in substantial damages with respect to this Agreement, and which would, in the reasonable judgment of Seller, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any Person which enjoins, restrains or prohibits the substantial consummation of the transactions contemplated hereby.

                                   ARTICLE 9.

                                     CLOSING

        9.1. CLOSING. The Closing shall take place at the offices of Mayer, Brown & Platt at 10:00 A.M. (a) two business days after the satisfaction or waiver of the conditions precedent set forth in Articles 7 and 8 hereof and (b) or such other date to which the parties hereto shall agree (the "Closing Date"). The Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and be effective as of, the close of business on the Closing Date.

        9.2. DELIVERIES BY SELLER. At the Closing, Seller shall deliver to Purchaser the following:

                (a) The Domain Name Assignment (and all exhibits thereto) covering the domain names set forth on Attachment A hereto substantially in the form set forth as Exhibit A;

                (b) The Trademark Assignment (and all exhibits thereto) substantially in the form of Exhibit B;

                (c) A written statement from any Person holding any Lien upon any of the Acquired Assets, confirming the repayment of the indebtedness secured thereby and the release of such Lien on the Acquired Assets as of the Closing Date;

                (d) Other instruments of transfer reasonably required by Purchaser to evidence the transfer of the Acquired Assets to Purchaser, including assignments in form suitable for registration, recordation or filing with any Governmental Authority, in each case duly executed by Seller;

                (e) A certificate of Pets.com's secretary certifying: (i) resolutions of the board of directors of Seller and of the stockholders of Pets.com approving this Agreement, the Related Agreements, the plan of dissolution and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Seller); and (ii) the by-laws of Pets.com, in each case as amended and/or restated; and

                (f) A certificate dated the Closing Date, of an executive officer of Seller certifying as to the compliance by Seller with Section 7.2.

        9.3. DELIVERIES BY PURCHASER. At the Closing, Purchaser shall deliver to Seller the following:

                (a) Subject to Section 7.4 hereof, the Purchase Price payable to Seller at the Closing pursuant to Section 2.1(b);

                (b) The Domain Name Assignment (and all exhibits thereto) covering the domain names set forth on Attachment A substantially in the form set forth as Exhibit A;

                (c) The Trademark Assignment substantially in the form of Exhibit B;

                (d) A certificate of Purchaser's secretary certifying: (i) due authorization of the execution, delivery and performance by Purchaser of this Agreement and the Related Agreements and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of Purchaser); and (ii) the by-laws of Purchaser, in each case as amended and/or restated.

                (e) A certificate dated the Closing Date, of an executive officer of Purchaser certifying as to the compliance by Purchaser with
        Section 8.2;

                                   ARTICLE 10.

                                   TERMINATION

        10.1. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing Date:

                (a) With the mutual written consent of Seller and Purchaser;

                (b) By Purchaser, if shareholders of Seller vote on the Agreement, the Related Agreements and the proposed dissolution of Seller and the Seller Shareholder Approval is not obtained or

                (c) By Seller or Purchaser, if the Closing shall not have taken place on or before February 15, 2001, or such later date as may be mutually approved in writing by Purchaser and Seller.

        10.2. EFFECT OF TERMINATION.

                (a) If this Agreement is terminated pursuant to Section 10.1, then all obligations of the parties hereunder shall terminate, except for the obligations set forth in Sections 5.8, 6.2 and 12.1 which shall survive the termination of this Agreement, and except that no such termination shall relieve any party from liability for any prior breach of this Agreement.

                (b) Notwithstanding anything to the contrary set forth herein, if this Agreement is terminated pursuant to Section 10.1, then (i) Seller shall pay to the Purchaser an aggregate amount of cash equal to $140,000 by means of wire transfer of immediately available funds to the bank account designated by Purchaser and (ii) Purchaser shall cease to exercise domain name server control, and immediately take such action as is necessary to relinquish the domain name server control granted by Seller pursuant to Section 5.9 hereof and to transfer technical control and administrative control of the Domain Names to Seller

                                   ARTICLE 11.

          SURVIVAL AND REMEDY; INDEMNIFICATION; LIMITATION OF LIABILITY


        11.1. SURVIVAL. The representations, warranties, and covenants of the parties hereto contained herein or in any other certificate or other writing delivered pursuant hereto shall survive the Closing and shall not expire.

        11.2. INDEMNIFICATION BY PURCHASER. Subject to Section 11.4 hereof, Purchaser agrees to indemnify Seller, and its Affiliates and officers, directors, employees and agents against, and agrees to hold each of them harmless from, any and all Losses incurred or suffered by them arising out of, or relating to the following: (a) any inaccuracy or breach of any representation or warranty made by Purchaser contained in this Agreement; (b) any inaccuracy or breach of any representation or warranty made by Purchaser contained in this Agreement as of the Closing Date, each of which representations and warranties will be deemed for purposes of this Section 11.2(b) to be made by Purchaser as of the Closing Date, (c) any breach of or failure by Purchaser to perform any covenant or obligation of Purchaser set forth in this Agreement; (d) the use or operation of any of the Acquired Assets by Purchaser on or prior to the Closing Date, including without limitation, the use of the Domain Names by Purchaser prior to the Closing Date and (e) Purchaser's failure to perform its obligations under Section 12.1.

        11.3. INDEMNIFICATION BY SELLER. Subject to Section 11.4 hereof, each Seller, jointly and severally, agrees to indemnify Purchaser and each of its Affiliates and officers, directors, employees and agents against, and agrees to hold each of them harmless from, any and all Losses incurred or suffered by them arising out of, or relating to the following: (a) any inaccuracy or breach of any representation or warranty made by Seller contained in this Agreement; (b) any inaccuracy or breach of any representation or warranty made by Seller contained in this Agreement as of the Closing Date, each of which representations and warranties will be deemed for purposes of this Section 11.2(b) to be made by Seller as of the Closing Date; (c) any breach of or failure by Seller to perform any covenant or obligation of Seller set forth in this Agreement; and (d) the use, operation or ownership of any of the Acquired Assets or the business or operation of the Seller on or prior to the Closing Date, excluding Purchaser's use of the Domain Names prior to the Closing Date.

        11.4. LIMITATION OF LIABILITY. Neither party shall be liable (whether in contract, warranty, tort or other theory), to the other party for any indirect, incidental, special or consequential damages arising out of this Agreement, even if such party has been advised of the possibility of such costs or damages. No claim for indemnification under Section 11.3(a) or (b) may be made, and no payment in respect thereof shall be required, unless the aggregate amount of Losses to which Purchaser is entitled exceeds $10,000, after which Purchaser shall be entitled to recover for all such Losses. In no event shall Seller's aggregate liability arising out of Sections 11.3(a), (b) or (c) hereunder, or for any breach of this Agreement, exceed the Purchase Price, provided, however, that notwithstanding the foregoing, Seller's liability shall not be limited with respect to liabilities arising out of Section 11.3(d) hereunder.

                                   ARTICLE 12.

                                  MISCELLANEOUS


        12.1. EXPENSES. Each party hereto shall bear its own expenses with respect to the transactions contemplated by this Agreement and the Related Agreements. Purchaser shall pay all sales, use, stamp, transfer, service, recording, and like taxes or fees, if any, imposed by any Governmental Authority or any other Person in connection with the transfer and assignment of the Acquired Assets.

        12.2. AMENDMENT. This Agreement may be amended, modified or supplemented but only by written instrument signed by the parties hereto.

        12.3. NOTICES. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given: (a) when received if given in person; (b) on the date of transmission if sent by telex, facsimile or other wire transmission; or (c) three (3) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

        If to Seller:                         with a copy to:

        Pets.com, Inc.                        Venture Law Group
        945 Bryant St.                        2775 Sand Hill Road
        San Francisco, CA 94103               Menlo Park, CA 95025
        Attention:  Julie Wainwright          Attention:  John Bautista
        Facsimile No.:  415-522-1378          Facsimile No.:  650-233-8386

        If to Purchaser:                      with a copy to:

        PETsMART.com, Inc                     Mayer, Brown & Platt
        35 Hugus Alley                        190 South LaSalle Street
        Pasadena, CA 91103                    Chicago, Illinois  60603
        Attention:General Counsel             Attention:  Seth Weinberger
        Facsimile No. 626-628-3434            Marc Sperber
                                              Facsimile No.: 312-701-7711

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

        12.4. CONSENT TO JURISDICTION. All disputes, litigation, proceedings or other legal actions by any party to this Agreement in connection with or relating to this Agreement or any matters described or contemplated in this Agreement shall be instituted in the courts of the State of California or of the United States in the State of California. Each party to this Agreement irrevocably submits to the exclusive jurisdiction of the courts of the State of California and of the United States sitting in the State of California in connection with any such dispute, litigation, action or proceeding arising out of or relating to this Agreement.

Each party to this Agreement irrevocably waives the right to a trial by jury in connection with any matter arising out of this Agreement and, to the fullest extent permitted by applicable law, any defense or objection it may now or hereafter have to the laying of venue of any proceeding under this Agreement brought in the courts of the State of California or of the United States sitting in the State of California and any claim that any proceeding under this Agreement brought in any such court has been brought in an inconvenient forum.

        12.5. AMOUNTS IN UNITED STATES DOLLARS. For purposes of this Agreement, all figures set out herein which are preceded by the "$" symbol shall be deemed amounts in United States Dollars.

        12.6. WAIVERS. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

        12.7. COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        12.8. INTERPRETATION. The headings preceding the text of articles and sections included in and the schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively.

        12.9. APPLICABLE LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California without giving effect to the principles of conflicts of law thereof.

        12.10. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party hereto without the written consent of Purchaser (in the case of an assignment by Seller) or Seller (in the case of an assignment by Purchaser); and provided, further, that Purchaser may assign its rights hereunder to any wholly-owned subsidiary of Purchaser.

        12.11. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto and their respective Affiliates (to the extent provided herein) and no provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

        12.12. PUBLICITY. After the execution of this Agreement and prior to the Closing Date, except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by Purchaser, Seller, or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of Purchaser and Seller, in any case, as to form, timing and manner of distribution or publication; provided, however, that nothing in this section shall prevent such parties from discussing such transactions with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of such particular transaction or transactions. Such parties shall exercise all reasonable efforts to assure that such Persons will agree to keep confidential any information relating to this Agreement.

        12.13. TAX MATTERS. Purchaser shall make available to Seller, and Seller shall make available to Purchaser: (a) such records as any such party may require for the preparation of any State or Federal tax returns or other similar reports or forms required to be filed by Seller or Purchaser in connection with such tax returns; and (b) such records as Seller or Purchaser may require for the defense of any audit, examination, administrative appeal or litigation of any such Tax Return or other similar report or form.

        12.14. FURTHER ASSURANCES. To the extent Seller has any full-time employees at the time of such request, upon the reasonable request of Purchaser and at Purchaser's expense, Seller will on and after the Closing Date execute and deliver to Purchaser such other documents, releases, assignments and other instruments as may be reasonably required to effectuate completely the transfer and assignment to Purchaser of, and to vest fully in Purchaser title to, each of the Acquired Assets.

        12.15. SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

        12.16. REMEDIES CUMULATIVE. The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

        12.17. ENTIRE UNDERSTANDING. This Agreement and the Related Agreements set forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and thereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof, including without limitation, the letter of intent executed by the parties and dated November 28, 2000. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.


                                          PETSMART.COM, INC.

                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------


                                          PETS.COM, INC.


                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------



                                          P-SUB CORPORATION


                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------

                                  SCHEDULE 1.1

                               THIRD PARTY RIGHTS


1. Seller has granted licenses to third parties to use and/or reproduce the Pets.com name and associated logos in the following agreements:

        a. Exclusive Representation Agreement between Brian P. Hakan & Associates, Inc. and Pets.com, Inc. dated March 20, 2000.

        b. License Agreement between Briefly Stated and Pets.com, Inc. effective August 1, 2000. Addendum to License Agreement between Briefly Stated and Pets.com, Inc. effective October 20, 2000.

        c. License Agreement between IBOOKS, Inc. and Pets.com, Inc. effective September 1, 2000.

        d. License Agreement between Changes and Pets.com, Inc. effective May 15, 2000.

        e. License Agreement between Fun-4-All Corporation and Pets.com, Inc. effective May 15, 2000.

        f. License Agreement between Kalan, LP and Pets.com, Inc. effective August 15, 2000.

        g. License Agreement between Recycled Paper Greetings, Inc. and Pets.com, Inc. effective June 1, 2000.

2. The foregoing list excludes those agreements in which Seller granted to a third party the right to use and/or reproduce the Acquired Assets in connection with (i) advertising or promotion of Seller, including online and offline promotional agreements and affiliates and associates program agreements and (ii) the manufacture of pet-related products to be offered for sale by Seller, including Seller's agreements for the manufacture and packaging of its private label pet food, Pets.complete.

3. The foregoing list excludes those agreements in which Seller granted to a third party the right to use and/or reproduce the Acquired Assets and which have been terminated or have expired as of the date of execution of this Agreement.

                                  SCHEDULE 2.1

                         BANK WIRE TRANSFER INSTRUCTIONS


Wire instructions:

Beneficiary Bank ABA#:               121000248
Beneficiary Bank Name:               Wells Fargo Bank
Beneficiary Acct Name:               Pets.com
Beneficiary Acct #:                  4911-431898


Purchaser shall ask for a confirmation number and convey such number to Pets.com at the time the transfer instructions are completed.

                                  SCHEDULE 3.3

                            TITLE TO ACQUIRED ASSETS

                   THIS SCHEDULE IS INTENTIONALLY LEFT BLANK.

                                  ATTACHMENT A

                            PETS.COM DOMAIN NAME LIST

            ANIMALFARM.COM                         PETS.COM
            ANIMALZONE.COM                         P-E-T-S.COM
            ANTI-PETS.COM                          PETS.NET
            ANTI-PETS.NET                          PETS.ORG
            ANTI-PETS.ORG                          PETS101.COM
            BOYCOTTPETS.COM                        PETSCOMMITMENT.COM
            BOYCOTTPETS.NET                        PETSCOMPLETE.COM
            BOYCOTTPETS.ORG                        PETSCOMPLETE.NET
            BREEDS.COM                             PETSCOMPLETE.ORG
            DOGS.COM                               PETSCOMSUCKS.COM
            EPETS.ORG                              PETSCOMSUCKS.NET
            GERBIL.COM                             PETSCOMSUCKS.ORG
            HAMSTER.NET                            PETSDOTCOMSUCKS.COM
            HAMSTERS.COM                           PETSDOTCOMSUCKS.NET
            HORSES.COM                             PETSDOTCOMSUCKS.ORG
            HOUSEPETS.COM                          PETSEARCH.COM
            IHATEPETS.COM                          PETSEEK.NET
            KEEPITCOMIN.COM                        PETSINC.COM
            KITTENS.NET                            PETSINCORPORATED.COM
            LEASHES.COM                            PETSRUS.COM
            LITTERS.COM                            PETSUPERSTORE.COM
            PET.COM                                PETSUPPLIES.NET
            PETCAM.COM                             THOROUGHBREDS.COM
            PETCAMS.COM                            TROPICALFISH.NET
            PETCORNER.COM                          VALUEPET.COM
            PET-DEPOT.COM                          VALUEPETS.COM
            PETFAIR.COM                            VETSTORE.COM
            PETMEDICS.COM                          VETSUPPLY.COM
            PETOASIS.COM                           ZOOLOGICAL.COM
            PETPLACEMENT.COM

                                  ATTACHMENT B

                        Pets.com Trademark Asset Summary


===================================================================================================================================
                                                                                                              TTC REF.
                                                   APPL. NO.      REG. NO.      STATUS AND                    COUNTRY
TRADEMARK              CLASS(ES)        COUNTRY    FILING DATE   ISSUE DATE     REMARKS                       ATTY(S) HANDLING
===================================================================================================================================
BECAUSE PETS           35 42            AU         830712                       Pending                       019821-000400AU
  CAN'T DRIVE                                      04/06/00                                                   NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS                            CA         1030113                      Pending                       019821-000400CA
  CAN'T DRIVE                                      09/24/99                     Intent to Use                 NW (MAS)
                                                                                Priority Application No.:
                                                                                75/775667 (08/13/99)
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS           28 31 35 41 42   EM         1335470                      Pending                       019821-000400EM
  CAN'T DRIVE                                      10/01/99                     Priority Application No.:     MLS NW (MAS)
                                                                                75/775667 (08/13/99)
                                                                                Response
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS           3 18 20 21 28    JP         11-87858                     Pending                       019821-000400JP
  CAN'T DRIVE          31 38 42                    09/30/99                     Priority Application No.:     NW (MAS)
                                                                                75/775667 (08/13/99)
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS           35               NZ         612007                       Published                      019821-000400NZ
  CAN'T DRIVE                                      04/06/00                                                     NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS           35 38 42         US         75/775667                    Pending                       019821-000400US
  CAN'T DRIVE                                      08/13/99                     Response                      MLS (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS           42               NZ         612008                       Published                     019821-000401NZ
  CAN'T DRIVE                                      04/06/00                                                   NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
BOW WOW BRUNCH         41               US         75/794357                    Pending                       019821-002000US
                                                   09/09/99                     Response to final             JFS (MAS)
                                                                                Office action
                                                                                Due (ext. to 03/18/01);
- -----------------------------------------------------------------------------------------------------------------------------------
DOORSTEP               39               US         75/852815                    Pending                        019821-004300US
  DELIVERY(**)                                     11/18/99                     Response                      MLS (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
EVERYTHING THEY        35 42            US         75/882177                    Pending                       019821-002200US
NEED                                               12/27/99                     Response Due (ext. to         LHV (MAS)
                                                                                12/16/00);
- -----------------------------------------------------------------------------------------------------------------------------------
KEEP IT COMIN          35               US         75/798507                    Pending                       019821-001100US
                                                   09/14/99                     Response                      MLS (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS          28 31 35 41 42   EM         1368281                      Pending                       019821-000700EM
  THAN A SUPERSTORE                                10/28/99                     Priority Application No.:     NW (MAS)
  DELIVER                                                                       75/788039 (08/30/99)
                                                                                Response
- -----------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS          3 18 20 21 28    JP         11-92279                     Pending                       019821-000700JP
  THAN A               31 38 42                    10/13/99                     Priority Application No.:     NW (MAS)
  SUPERSTORE.                                                                   75/788039 (08/30/99)
                                                                                Reply to inquiry
                                                                                sent 10/11/99
                                                                                per MJB/ddw.
                                                                                Title continued:
                                                                                DELIVERY TO YOUR DOOR
- -----------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS                           CA         1031305                      Pending                       019821-000700CA
  THAN A                                           10/05/99                     Intent to Use                 NW (MAS)
  SUPERSTORE.                                                                   Priority Application No.:
                                                                                75/788039 (08/30/99)
- -----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35 42            AU         830711                       Pending                       019821-000200AU
  DESIGN                                           04/06/00                                                   NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.                   CA         1022628                      Pending                       019821-000200CA
  DESIGN                                           07/15/99                     Intent to Use                 NW (MAS)
===================================================================================================================================

==================================================================================================================================
                                                                                                             TTC REF.
                                                    APPL. NO.     REG. NO.     STATUS AND                    COUNTRY
TRADEMARK              CLASS(ES)          COUNTRY   FILING DATE  ISSUE DATE    REMARKS                       ATTY(S) HANDLING
==================================================================================================================================

PAW PRINT (1ST) MISC.  35 42 41 28 31     EM        1253111                    Pending                       019821-000200EM
  DESIGN                                            07/20/99                                                 NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
Paw Print (1st)        3 18, 20, 21, 28,  JP        11-63545      4372396      Registered                    019821-000200JP
  Misc. Design         31, 38, 42                   07/16/99      03/31/00     Next Renewal Due : 03/31/10   (MAS)
                                                                               Reg. certificate received
- ----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35                 NZ        612009                     Pending                       019821-000200NZ
  DESIGN                                            04/06/00                   Response Due : 04/14/01       NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35 42              US        75/743178                  Pending                       019821-000200US
  DESIGN                                            07/06/99                   Response                      JFS (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  42                 NZ        612010                     Pending                       019821-000201NZ
  DESIGN                                            04/06/00                   Response Due : 04/14/01       NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PEOPLE HELPING         42                 US        75/817169                  Pending                       019821-001500US
ANIMALS.                                            10/06/99                   Notice of allowance Due :     (MAS)
  ANIMALS ...                                                                  03/05/01
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 42              AU        830710                     Pending                       019821-000100AU
                                                    04/06/00                                                 NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM                                  CA        1022630                    Pending                       019821-000100CA
                                                    07/15/99                   Response Due : 02/11/01       (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 28 31 41 42     EM        1241702                    Pending                       019821-000100EM
                                                    07/12/99                   Response Due (ext. to         MLS (MAS)
                                                                               12/16/00)*;
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               3 18, 20, 21, 28,  JP        11-63544                   Pending                       019821-000100JP
                       31, 38, 42                   07/16/99                                                 (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35                 NZ        612005                     Pending                       019821-000100NZ
                                                    04/06/00                   Response Due : 04/12/01       NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 42              US        75/737216                  Pending                       019821-000100US
                                                    06/24/99                   Response                      MLS (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               42                 NZ        612006                     Pending                       019821-000101NZ
                                                    04/06/00                                                 NW (MAS)
- ----------------------------------------------------------------------------------------------------------------------------------
PETS.COMMITMENT        36 42              US        75/816742                  Pending                       019821-001400US
                                                    10/06/99                   Notice of allowance Due :     (MAS)
                                                                               03/05/01
==================================================================================================================================

* It is understood by Purchaser that Seller shall not make the filing due on such date, and that the trademark application will become abandoned at that date. The parties agree that Purchaser may take such action as it deems appropriate, at its expense, to protect its rights to such trademark. Seller shall reasonably assist Purchaser in obtaining or providing such documents as is reasonably required for Purchaser to pursue such registration and ownership at Purchaser's expense. Seller shall not assert any claim (including a claim for infringement) against Purchaser with respect to such trademark.

** Subject to the terms and conditions of this Agreement: (i) P-Sub Corporation will assign the trademark application for "Doorstep Delivery" to Purchaser and (ii) Pets.com will assign all other trademark applications listed above to Purchaser.

                                    EXHIBIT A

                             DOMAIN NAME ASSIGNMENT



THIS DOMAIN NAME ASSIGNMENT ("ASSIGNMENT") is made this ___ day of _______, 2000 by and between PETsMART.com, Inc., a Delaware Corporation ("ASSIGNEE") and Pets.com, Inc., a Delaware Corporation ("ASSIGNOR")

        WHEREAS, Assignee and Assignor are parties to an Asset Purchase Agreement, dated December 20, 2000 (the "AGREEMENT"), pursuant to which Assignor has agreed to transfer and Assignee has agreed to acquire the domain names set forth on Schedule A (collectively, the "DOMAIN NAMES") on the terms and conditions set forth in the Agreement; and WHEREAS, Assignee wishes to acquire Assignor's entire right, title and interest in and to the Domain Names;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, Assignor does hereby sell, assign, transfer and set over to Assignee, its successors, legal representatives and assigns, all of Assignor's right, title and interest in and to the Domain Names, the same to be held and enjoyed by Assignee, for its own use and on behalf of its successors, legal representatives and assigns, as fully and entirely as the same would have been held and enjoyed by Assignor, had this assignment not been made.

        At the time of its signature of this Agreement, Assignor agrees that it will sign and have notarized a Network Solutions Inc. ("NSI") Registrant Name Change Agreement for each of the Domain Names substantially in the form attached hereto as Exhibit 1. Assignor further agrees to provide Assignee all other reasonable cooperation necessary to secure the transfer of the Domain Names with NSI.

Signed at ____________________ this ________ day of ____________, 2000.



                                        PETSMART.COM, INC.


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------

                                        PETS.COM, INC.


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------

                    SCHEDULE A TO THE DOMAIN NAME ASSIGNMENT

                            PETS.COM DOMAIN NAME LIST

        ANIMALFARM.COM                                    PETS.COM
        ANIMALZONE.COM                                    P-E-T-S.COM
        ANTI-PETS.COM                                     PETS.NET
        ANTI-PETS.NET                                     PETS.ORG
        ANTI-PETS.ORG                                     PETS101.COM
        BOYCOTTPETS.COM                                   PETSCOMMITMENT.COM
        BOYCOTTPETS.NET                                   PETSCOMPLETE.COM
        BOYCOTTPETS.ORG                                   PETSCOMPLETE.NET
        BREEDS.COM                                        PETSCOMPLETE.ORG
        DOGS.COM                                          PETSCOMSUCKS.COM
        EPETS.ORG                                         PETSCOMSUCKS.NET
        GERBIL.COM                                        PETSCOMSUCKS.ORG
        HAMSTER.NET                                       PETSDOTCOMSUCKS.COM
        HAMSTERS.COM                                      PETSDOTCOMSUCKS.NET
        HORSES.COM                                        PETSDOTCOMSUCKS.ORG
        HOUSEPETS.COM                                     PETSEARCH.COM
        IHATEPETS.COM                                     PETSEEK.NET
        KEEPITCOMIN.COM                                   PETSINC.COM
        KITTENS.NET                                       PETSINCORPORATED.COM
        LEASHES.COM                                       PETSRUS.COM
        LITTERS.COM                                       PETSUPERSTORE.COM
        PET.COM                                           PETSUPPLIES.NET
        PETCAM.COM                                        THOROUGHBREDS.COM
        PETCAMS.COM                                       TROPICALFISH.NET
        PETCORNER.COM                                     VALUEPET.COM
        PET-DEPOT.COM                                     VALUEPETS.COM
        PETFAIR.COM                                       VETSTORE.COM
        PETMEDICS.COM                                     VETSUPPLY.COM
        PETOASIS.COM                                      ZOOLOGICAL.COM
        PETPLACEMENT.COM

                     EXHIBIT 1 TO THE DOMAIN NAME ASSIGNMENT

                        REGISTRANT NAME CHANGE AGREEMENT

                                    EXHIBIT B

                              TRADEMARK ASSIGNMENT


        THIS TRADEMARK ASSIGNMENT (the "ASSIGNMENT") is made as of this ___ day of _______, 2000, by and between PETsMART.com, Inc., a Delaware corporation ("ASSIGNEE") and [Pets.com, Inc.][P-Sub Corporation], a Delaware Corporation ("ASSIGNOR").

        WHEREAS, Assignee and Assignor are parties to an Asset Purchase Agreement, dated December 20, 2000 (the "AGREEMENT"), pursuant to which Assignor has agreed to transfer and Assignee has agreed to acquire the trademark registrations/applications identified and set forth on Schedule A attached hereto and incorporated herewith (collectively, the "MARKS"), and the goodwill of the business symbolized by the Marks, on the terms and conditions set forth in the Agreement; and

        WHEREAS, Assignee wishes to acquire Assignor's entire right, title and interest in and to the Marks, together with the goodwill of the business symbolized by the Marks;

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign, transfer and set over to Assignee, its successors, legal representatives and assigns, all of Assignor's right, title and interest in and to the Marks, including any rights therein arising under common law, and which includes the use of Marks alone or in combination with other words, figures, designs or indicia, including any rights, title and interest as service marks, trademarks, trade names and all common law rights connected therewith, together with the goodwill of the business symbolized by the Marks and all claims and causes of action relating to infringement of the Marks, the same to be held and enjoyed by Assignee, for its own use and on behalf of its successors, legal representatives and assigns, as fully and entirely as the same would have been held and enjoyed by Assignor, had this assignment not been made.

        Assignor will reasonably assist Assignee in obtaining or providing such further documents which may be reasonably required to transfer title of the Marks to Assignee.

        Signed at _____________________ this ________ day of ____________, 2000.



                                        PETSMART.COM, INC.


                                        By:
                                           -----------------------------------
                                           Title:
                                                 -----------------------------


                                        [PETS.COM, INC.


                                        By:
                                           -----------------------------------
                                           Title:
                                                 -----------------------------


                                        [P-SUB CORPORATION


                                        By:
                                           -----------------------------------
                                           Title:
                                                 -----------------------------

                       SCHEDULE A TO TRADEMARK ASSIGNMENT

                        PETS.COM TRADEMARK ASSET SUMMARY


=================================================================================================================================
                                                                                                            TTC REF.
                                                 APPL. NO.      REG. NO.      STATUS AND                    COUNTRY
TRADEMARK              CLASS(ES)        COUNTRY  FILING DATE   ISSUE DATE     REMARKS                       ATTY(S) HANDLING
=================================================================================================================================
BECAUSE PETS CAN'T     35 42            AU       830712                       Pending                       019821-000400AU
  DRIVE                                          04/06/00                                                   NW (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T                      CA       1030113                      Pending                       019821-000400CA
  DRIVE                                          09/24/99                     Intent to Use                 NW (MAS)
                                                                              Priority Application No. :
                                                                              75/775667 (08/13/99)
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T     28 31 35 41 42   EM       1335470                      Pending                       019821-000400EM
DRIVE                                            10/01/99                     Priority Application No. :    MLS NW (MAS)
                                                                              75/775667 (08/13/99)
                                                                              Response
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T     3 18 20 21 28    JP       11-87858                     Pending                       019821-000400JP
  DRIVE                31 38 42                  09/30/99                     Priority Application No. :    NW (MAS)
                                                                              75/775667 (08/13/99)
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T     35               NZ       612007                       Published                     019821-000400NZ
  DRIVE                                          04/06/00                                                   NW (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T     35 38 42         US       75/775667                    Pending                       019821-000400US
  DRIVE                                          08/13/99                     Response                      MLS (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
BECAUSE PETS CAN'T     42               NZ       612008                       Published                     019821-000401NZ
  DRIVE                                          04/06/00                                                   NW (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
BOW WOW BRUNCH         41               US       75/794357                    Pending                       019821-002000US
                                                 09/09/99                     Response to final Office      JFS (MAS)
                                                                              action Due (ext.
                                                                              to 03/18/01) ;
- ---------------------------------------------------------------------------------------------------------------------------------
DOORSTEP DELIVERY      39               US       75/852815                    Pending                       019821-004300US
                                                 11/18/99                     Response                      MLS (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
EVERYTHING THEY        35 42            US       75/882177                    Pending                       019821-002200US
  NEED                                           12/27/99                     Response Due (ext. to         LHV (MAS)
                                                                              12/16/00) ;
- ---------------------------------------------------------------------------------------------------------------------------------
KEEP IT COMIN          35               US       75/798507                    Pending                       019821-001100US
                                                 09/14/99                     Response                      MLS (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS          28 31 35 41 42   EM       1368281                      Pending                       019821-000700EM
  THAN A SUPERSTORE                              10/28/99                     Priority Application No. :    NW (MAS)
  DELIVER                                                                     75/788039 (08/30/99)
                                                                              Response
- ---------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS          3 18 20 21 28    JP       11-92279                     Pending                       019821-000700JP
  THAN A SUPERSTORE.   31 38 42                  10/13/99                     Priority Application No. :    NW (MAS)
                                                                              75/788039 (08/30/99)
                                                                              Reply to inquiry
                                                                              sent 10/11/99
                                                                              per MJB/ddw. Title
                                                                              continued:
                                                                              DELIVERY TO YOUR DOOR
- ---------------------------------------------------------------------------------------------------------------------------------
MORE PRODUCTS                           CA       1031305                      Pending                       019821-000700CA
  THAN A SUPERSTORE.                             10/05/99                     Intent to Use                 NW (MAS)
                                                                              Priority Application No. :
                                                                              75/788039 (08/30/99)
- ---------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35 42            AU       830711                       Pending                       019821-000200AU
  DESIGN                                         04/06/00                                                   NW (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.                   CA       1022628                      Pending                       019821-000200CA
  DESIGN                                         07/15/99                     Intent to Use                 NW (MAS)
- ---------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35 42 41 28 31   EM       1253111                      Pending                       019821-000200EM
  DESIGN                                         07/20/99                                                   NW (MAS)
=================================================================================================================================

===================================================================================================================================
                                                                                                              TTC REF.
                                                     APPL. NO.      REG. NO.    STATUS AND                    COUNTRY
TRADEMARK              CLASS(ES)          COUNTRY    FILING DATE   ISSUE DATE   REMARKS                       ATTY(S) HANDLING
===================================================================================================================================
Paw Print (1st) Misc.  3 18, 20, 21, 28,  JP         11-63545      4372396      Registered                    019821-000200JP
  Design               31, 38, 42                    07/16/99      03/31/00     Next Renewal Due : 03/31/10   (MAS)
                                                                                Reg. certificate received
- -----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35                 NZ         612009                     Pending                       019821-000200NZ
  DESIGN                                             04/06/00                   Response Due : 04/14/01       NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  35 42              US         75/743178                  Pending                       019821-000200US
  DESIGN                                             07/06/99                   Response                      JFS (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PAW PRINT (1ST) MISC.  42                 NZ         612010                     Pending                       019821-000201NZ
  DESIGN                                             04/06/00                   Response Due : 04/14/01       NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PEOPLE HELPING         42                 US         75/817169                  Pending                       019821-001500US
ANIMALS. ANIMALS ...                                 10/06/99                   Notice of allowance Due :     (MAS)
                                                                                03/05/01
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 42              AU         830710                     Pending                       019821-000100AU
                                                     04/06/00                                                 NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM                                  CA         1022630                    Pending                       019821-000100CA
                                                     07/15/99                   Response Due : 02/11/01       (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               3 18, 20, 21, 28,  JP         11-63544                   Pending                       019821-000100JP
                       31, 38, 42                    07/16/99                                                 (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 28 31 41 42     EM         1241702                    Pending                       019821-000100EM
                                                     07/12/99                   Response Due (ext. to         MLS (MAS)
                                                                                12/16/00)* ;
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35                 NZ         612005                     Pending                       019821-000100NZ
                                                     04/06/00                   Response Due : 04/12/01       NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               35 42              US         75/737216                  Pending                       019821-000100US
                                                     06/24/99                   Response                      MLS (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COM               42                 NZ         612006                     Pending                       019821-000101NZ
                                                     04/06/00                                                 NW (MAS)
- -----------------------------------------------------------------------------------------------------------------------------------
PETS.COMMITMENT        36 42              US         75/816742                  Pending                       019821-001400US
                                                     10/06/99                   Notice of allowance Due :     (MAS)
                                                                                03/05/01
===================================================================================================================================

- ---------------

* It is understood by Purchaser that Seller shall not make the filing due on such date, and that the trademark application will become abandoned at that date. The parties agree that Purchaser may take such action as it deems appropriate, at its expense, to protect its rights to such trademark. Seller shall reasonably assist Purchaser in obtaining or providing such documents as is reasonably required for Purchaser to pursue such registration and ownership at Purchaser's expense. Seller shall not assert any claim (including a claim for infringement) against Purchaser with respect to such trademark.